UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 1, 2009

MORNINGSTAR, INC.

(Exact name of registrant as specified in its charter)

Illinois	000-51280	36-3297908
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

22 West Washington Street
Chicago, Illinois		60602
(Address of principal executive offices)		(Zip Code)

(312) 696-6000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On June 1, 2009, Morningstar, Inc., an Illinois corporation, issued a press release announcing that Morningstar Australasia Pty Limited, an Australian subsidiary of Morningstar, has entered into a definitive agreement to acquire Intech Pty Ltd, a leading provider of multi-manager and investment portfolio solutions in Sydney, Australia, from IOOF Transition 3 Pty Ltd., a subsidiary of IOOF Holdings Limited. A copy of the press release is filed as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

Include the following information:

(d)           Exhibits:

Exhibit No.	Description

99.1	Press Release issued June 1, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORNINGSTAR, INC.

Date:	June 2, 2009	By:	/s/ Scott Cooley
		Name:	Scott Cooley
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued June 1, 2009